EXHIBIT 99.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ Richard S. Ziman Richard S. Ziman Chairman of the Board and Chief Executive Officer Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ Richard S. Davis Richard S. Davis Senior Vice President and Chief Financial Officer Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of President

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ Victor J. Coleman Victor J. Coleman President, Chief Operating Officer and Director Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Executive Vice President

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ Andrew J. Sobel Andrew J. Sobel Executive Vice President — Strategic Planning and Operations Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Senior Vice President

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ Robert C. Peddicord Robert C. Peddicord Senior Vice President — Leasing and Operations Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of General Counsel

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

               (i)    the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

               (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003	/s/ David A. Swartz David A. Swartz General Counsel and Secretary Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.